UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2010

OSHKOSH CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2566, Oshkosh, Wisconsin 54903

(Address of principal executive offices, including zip code)

(920) 235-9151

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                                 Other Events.

Revised Oshkosh Corporation Historical Financial Statements

On March 3, 2010, Oshkosh Corporation (the “Company”) completed a private offering of $250 million of senior notes due 2017 and $250 million of senior notes due 2020 (collectively, the “Notes”).  The Company’s obligations under the Notes are guaranteed by certain of the Company’s subsidiaries (the “Guarantors”).  In connection with the Guarantors’ guarantee of the Notes, the Company has revised the historical financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009 (the “2009 Form 10-K”), as amended by the Company’s Current Report on Form 8-K dated February 22, 2010, and the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2009 (the “First Quarter Form 10-Q”) to include a footnote (the “Guarantors Footnote”) in the Notes to Consolidated Financial Statements and the Notes to Condensed Consolidated Financial Statements summarizing financial information for: (i) the Company; (ii) the Guarantors on a combined basis; and (ii) the Company’s non-guarantor subsidiaries on a combined basis.

These revised historical financial statements are filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and, in each case, have been updated, in compliance with generally accepted accounting principles, solely to include the Guarantors Footnote and are incorporated herein by reference. These revised historical financial statements have not been updated for any other purpose and were originally filed with the Securities and Exchange Commission (“SEC”) on November 18, 2009 as part of the 2009 Form 10-K, as amended by the Company’s Current Report on Form 8-K filed with SEC on February 22, 2010, and on January 28, 2010 as part of the First Quarter Form 10-Q.  Such revised historical financial statements should only be read in conjunction with the other information that the Company has filed with the SEC since such dates, which updates and supersedes the information contained in Exhibit 99.1 and Exhibit 99.2.

Item 9.01.                                              Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

(23.1)      Consent of Deloitte & Touche LLP.

(99.1)      Financial Statements and Supplementary Data, and Schedule II—Valuation and Qualifying Accounts portions of the Company’s 2009 Form 10-K.

(99.2)      Financial Statements portion of the Company’s First Quarter Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: March 30, 2010	By:	/s/ David M. Sagehorn
David M. Sagehorn
Executive Vice President, Chief Financial Officer

OSHKOSH CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated March 30, 2010

Exhibit
Number

(23.1)	Consent of Deloitte & Touche LLP.

(99.1)	Financial Statements and Supplementary Data, and Schedule II—Valuation and Qualifying Accounts portions of the Company’s 2009 Form 10-K.

(99.2)	Financial Statements portion of the Company’s First Quarter Form 10-Q.